SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               __________________


                           Amendment No. 1 to Form 8-K
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)      August 21, 2003


                               VITAL LIVING, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              Nevada                  000-33211             88-0485596
   ----------------------------      ------------       -------------------
   (State or Other Jurisdiction      (Commission           (IRS Employer
        of Incorporation)            File Number)       Identification No.)


     5080 North 40th Street, Suite #105, Phoenix, Arizona       85018
     ----------------------------------------------------     ----------
          (Address of Principal Executive Offices)            (Zip Code)


   Registrant's telephone number, including area code    (602) 952-9909


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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         This  amendment to the  Company's  Report on Form 8-K is being filed to include revised copies of certain of the exhibits previously filed.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits

         2.1 Merger Agreement, dated August 20, 2003, by and between Vital Living, Inc., VLEN Acquisition Corp., Inc. and ENI*
         2.2 Escrow Agreement, dated August 20, 2003, between the Company, ENI and Mercantile National Bank, as escrow agent*
         2.3 Shareholder Agreement, dated August 20, 2003, by and between Brad Edson, Stuart Benson, Donald Hannah, Fifth Avenue Capital, Inc. and Skye Pharma PLC*
         4.1 Certificate of Designation, Rights and Preferences relative to the Series D Convertible Preferred Stock*
         10.1 Subscription Agreement, dated August 20, 2003, by and between Vital Living, Inc., and SkyePharma PLC*
         10.2 Registration Rights Agreement, dated August 20, 2003,, by and between Vital Living, Inc., and SkyePharma PLC*
         10.3   Amendment No. 1 to the Development and License Agreement,  dated
                December 28, 2001, by and between ENI and SkyePharma PLC**
         10.4   Amended  Development  and License  Agreement,  dated  August 20,
                2003, between ENI and SkyePharma PLC**
         99.1 Press Release announcing consummation of the Merger Agreement with ENI*

*Previously filed.

**Confidential treatment has been sought with respect to certain provisions of these exhibits pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and have been omitted. Complete copies of these exhibits have been filed separately with the Securities and Exchange Commission.



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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                VITAL LIVING, INC.



                                                By: /S/ Stuart A. Benson
                                                    -----------------------
                                                    Stuart A. Benson
                                                    Chief Executive Officer


Date: August 13, 2004






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